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                                                                Exhibit 10(e)
                       SECOND AMENDMENT TO LOAN AGREEMENT

         This Second Amendment to Loan Agreement is entered into this 1st day of February, 1995, between Metatec Corporation and Metatec/Discovery Systems, Inc. (hereinafter referred to as the "Company") and The Huntington National Bank, a national banking association (hereinafter referred to as "Bank");

                                   WITNESSETH

         WHEREAS, on May 13, 1994, Company executed and delivered to Bank a certain Loan Agreement (hereinafter referred to as the "Agreement") which sets forth the terms of certain extensions of credit to the Company; and

         WHEREAS, on September 1, 1994, Bank and Company agreed to enter into a certain First Amendment to Loan Agreement (hereinafter referred to as "Amendment") to amend said Loan Agreement as further described therein; and

         WHEREAS, Company desires and Bank agrees to further amend said Agreement in accordance with the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank, for themselves, their heirs, successors and assigns, hereby agree as follows:

         1. Effective as of the date hereof, "SECTION 1.2" of said Agreement shall be amended to read as follows:

         The Bank, subject to the terms and conditions hereof, will make loans and advances to the Company on an unsecured revolving basis in a principal amount of up to $4,000,000.00 (the "Revolving Loan").

         2. All other terms and conditions of said Agreement and Amendment not herein specifically amended are hereby ratified and shall remain in full force and effect.

         3. This Second Amendment to Loan Agreement shall be governed by and construed in accordance with the law of the State of Ohio.

         IN WITNESS WHEREOF, Company and Bank have executed this Second Amendment to Loan Agreement as of the date first written above.

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WITNESSES:                        COMPANY:
                                           METATEC CORPORATION

/s/Mary Reichle                            By /s/William H. Largent
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/s/Jo Ellen Barnhart                       METATEC/DISCOVERY SYSTEMS, INC.
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                                           By /s/Gregory T. Tillar
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                                           HUNTINGTON NATIONAL BANK

                                           By /s/Daniel Huffman
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                                                 Daniel Huffman
                                                 Assistant Vice President

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